Exhibit 10.19.8

Contractual Document (CD)

Responsible Office: HHSC Office of General Counsel (OGC)

Subject: HHSC Managed Care Contract	HHSC Contract No. 529-06-0280-00002-U

Part 1: Parties to the Contract:

This Contract Amendment (the “Amendment”) is between the Texas Health and Human Services Commission (HHSC), an administrative agency within the executive department of the State of Texas, having its principal office at 4900 North Lamar Boulevard, Austin, Texas 78751, and Amerigroup Texas, Inc. (HMO) a corporation organized under the laws of the State of Texas, having its principal place of business at: 3800 Buffalo Speedway, Suite 400, Houston, Texas 77098. HHSC and HMO may be referred to in this Amendment individually as a “Party” and collectively as the “Parties.”

The Parties hereby agree to amend their original contract, HHSC contract number 529-06-0280-00002 (the “Contract”) as set forth herein. The Parties agree that the terms of the Contract will remain in effect and continue to govern except to the extent modified in this Amendment.

This Amendment is executed by the Parties in accordance with the authority granted in Attachment A to the HHSC Managed Care Contract document, “HHSC Uniform Managed Care Contract Terms & Conditions,” Article 8, “Amendments and Modifications.”

Part 2: Effective Date of Amendment:	Part 3: Contract Expiration Date	Part 4: Operational Start Date:

September 1, 2011	August 31, 2013	STAR and CHIP HMOs: September 1, 2006 STAR+PLUS HMOs: February 1, 2007 CHIP Perinatal HMOs: January 1, 2007

Part 5: Project Managers:

HHSC:	HMO:

Scott Schalchlin	Aileen McCormick
Director, Health Plan Operations	Amerigroup Texas, Inc.
11209 Metric Boulevard, Building H	3800 Buffalo Speedway, Suite 400
Austin, Texas 78758	Houston, Texas 77098
Phone: 512-491-1866	Phone: 713-218-5101
Fax: 512-491-1969	Fax: 713-218-8692

E-mail: amccorm@amerigroupcorp.com

Part 6: Deliver Legal Notices to:

HHSC:	HMO:

General Counsel	Amerigroup Texas, Inc.
4900 North Lamar Boulevard, 4th Floor	3800 Buffalo Speedway, Suite 400
Austin, Texas 78751	Houston, Texas 77098
Fax: 512-424-6586	Fax: 713-218-8692

Part 7: HMO Programs and Service Areas:

This Contract applies to the following HHSC HMO Programs and Service Areas (check all that apply). All references in the Contract Attachments to HMO Programs or Service Areas that are not checked are superfluous and do not apply to the HMO.

☒ Medicaid STAR HMO Program

Service Areas:	☐	Bexar	☐	Lubbock
	☒	Dallas	☒	Nueces
	☐	El Paso	☒	Tarrant
	☒	Harris	☒	Travis
	☒	Jefferson

See Attachment B-6, “Map of Counties with HMO Program Service Areas,” for listing of counties included within the STAR Service Areas.

☒ Medicaid STAR+PLUS HMO Program

Service Areas:	☒	Bexar	☐	Nueces
	☒	Harris	☒	Travis
	☒	Jefferson

See Attachment B-6.1, “Map of Counties with STAR+PLUS HMO Program Service Areas,” for listing of counties included within the STAR+PLUS Service Areas.

☒ CHIP HMO Program

Core Service Areas:	☐	Bexar	☐	Lubbock
	☒	Dallas	☒	Nueces
	☐	El Paso	☒	Tarrant
	☒	Harris	☐	Travis

Optional Service Areas:	☐	Bexar	☐	Lubbock
	☐	El Paso	☐	Nueces
	☐	Harris	☐	Travis

See Attachment B-6, “Map of Counties with HMO Program Service Areas,” for listing of counties included within the CHIP Core Service Areas and CHIP Optional Service Areas.

☒ CHIP Perinatal Program

Core Service Areas:	☐	Bexar	☐	Lubbock
	☐	Dallas	☐	Nueces
	☐	El Paso	☒	Tarrant
	☐	Harris	☐	Travis

Optional Service Areas:	☐	Bexar	☐	Lubbock
	☐	El Paso	☐	Nueces
	☐	Harris	☐	Travis

See Attachment B-6.2, “Map of Counties with CHIP Perinatal HMO Program Service Areas,” for a list of counties included within the CHIP Perinatal Service Areas.

Part 8: Payment

Part 8 of the HHSC Managed Care Contract document, “Payment,” is modified to add the capitation rates for Rate Period 6.

☒ Medicaid STAR HMO PROGRAM

Capitation: See Attachment A, “HHSC Uniform Managed Care Contract Terms and Conditions,” Article 10, for a description of the Capitation Rate-setting methodology and the Capitation Payment requirements for the STAR Program. The following Rate Cells and Capitation Rates will apply to Rate Period 6:

Service Area: DALLAS

	Rate Cell	Rate Period 6 Capitation Rates

1	TANF Child >12 months	$118.85
2	TANF child ≤ 12 months	$403.96
3	TANF Adult	$243.15
4	Pregnant Woman	$451.92
5	Newborn ≤ 12 months	$508.36
6	Expansion Child >12 months	$131.73
7	Expansion child ≤ 12 months	$282.45
8	Federal Mandate child	$92.12
9	Delivery Supplemental Payment	$3,537.13

Service Area: HARRIS

	Rate Cell	Rate Period 6 Capitation Rates

1	TANF Child >12 months	$117.34
2	TANF child ≤ 12 months	$415.21
3	TANF Adult	$442.38
4	Pregnant Woman	$495.46
5	Newborn ≤ 12 months	$621.30
6	Expansion Child >12 months	$112.16
7	Expansion child ≤ 12 months	$328.13
8	Federal Mandate child	$91.18
9	Delivery Supplemental Payment	$3,519.20

Service Area: JEFFERSON

	Rate Cell	Rate Period 6 Capitation Rates

1	TANF Child >12 months	$95.23
2	TANF child ≤ 12 months	$442.86
3	TANF Adult	$237.80
4	Pregnant Woman	$281.03
5	Newborn ≤ 12 months	$555.83
6	Expansion Child >12 months	$89.94
7	Expansion child ≤ 12 months	$224.17
8	Federal Mandate child	$78.33
9	Delivery Supplemental Payment	$3,394.58

Service Area: NUECES

	Rate Cell	Rate Period 6 Capitation Rates

1	TANF Child >12 months	$184.44
2	TANF child ≤ 12 months	$321.82
3	TANF Adult	$347.35
4	Pregnant Woman	$520.92
5	Newborn ≤ 12 months	$637.76
6	Expansion Child >12 months	$164.81
7	Expansion child ≤ 12 months	$380.52
8	Federal Mandate child	$101.43
9	Delivery Supplemental Payment	$3,203.82

Service Area: TARRANT

	Rate Cell	Rate Period 6 Capitation Rates

1	TANF Child >12 months	$128.71
2	TANF child ≤ 12 months	$300.54
3	TANF Adult	$318.80
4	Pregnant Woman	$424.17
5	Newborn ≤ 12 months	$542.56
6	Expansion Child >12 months	$122.33
7	Expansion child ≤ 12 months	$220.83
8	Federal Mandate child	$91.05
9	Delivery Supplemental Payment	$3,635.64

Service Area: TRAVIS

	Rate Cell	Rate Period 6 Capitation Rates

1	TANF Child >12 months	$107.40
2	TANF child ≤ 12 months	$356.49
3	TANF Adult	$253.79
4	Pregnant Woman	$517.50
5	Newborn ≤ 12 months	$659.73
6	Expansion Child >12 months	$118.30
7	Expansion child ≤ 12 months	$296.34
8	Federal Mandate child	$83.64
9	Delivery Supplemental Payment	$3,247.49

STAR SSI Administrative Fee: HHSC will pay a STAR HMO a monthly Administrative Fee of $14.00 per SSI Beneficiary who voluntarily enrolls in the HMO in accordance with Attachment A, “HHSC Uniform Managed Care Contract Terms and Conditions,” Article 10.

Delivery Supplemental Payment: See Attachment A, “HHSC Uniform Managed Care Contract Terms and Conditions,” Article 10, for a description of the methodology for establishing the Delivery Supplemental Payment for the STAR Program.

☒ Medicaid STAR+PLUS HMO Program

Capitation: See Attachment A, “HHSC Uniform Managed Care Contract Terms and Conditions,” Article 10, for a description of the Capitation Rate-setting methodology and the Capitation Payment requirements for the STAR+PLUS Program. The following Rate Cells and Capitation Rates will apply to Rate Period 6:

STAR+PLUS Service Area: BEXAR

	Rate Cell	Rate Period 6 Capitation Rates

1	Medicaid Only Standard Rate	$525.34
2	Medicaid Only 1915(C) Nursing Facility Waiver Rate	$2,907.50
3	Dual Eligible Standard Rate	$265.80
4	Dual Eligibl 1915(C) Nursing Facility Waiver Rate	$1,673.44
5	Nursing Facility - Medicaid Only	$525.34
6	Nursing Facility - Dual Eligible	$265.80

STAR+PLUS Service Area: HARRIS

	Rate Cell	Rate Period 6 Capitation Rates

1	Medicaid Only Standard Rate	$613.65
2	Medicaid Only 1915(C) Nursing Facility Waiver Rate	$3,453.66
3	Dual Eligible Standard Rate	$236.95
4	Dual Eligible 1915(C) Nursing Facility Waiver Rate	$1,469.55
5	Nursing Facility - Medicaid Only	$613.65
6	Nursing Facility - Dual Eligible	$236.95

STAR+PLUS Service Area: JEFFERSON

	Rate Cell	Rate Period 6 Capitation Rates

1	Medicaid Only Standard Rate	$403.39
2	Medicaid Only 1915(C) Nursing Facility Waiver Rate	$2,069.42
3	Dual Eligible Standard Rate	$189.19
4	Dual Eligible 1915(C) Nursing Facility Waiver Rate	$1,250.55
5	Nursing Facility - Medicaid Only	$403.39
6	Nursing Facility - Dual Eligible	$189.19

STAR+PLUS Service Area: TRAVIS

	Rate Cell	Rate Period 6 Capitation Rates

1	Medicaid Only Standard Rate	$611.55
2	Medicaid Only 1915(C) Nursing Facility Waiver Rate	$3,395.03
3	Dual Eligible Standard Rate	$179.87
4	Dual Eligible 1915(C) Nursing Facility Waiver Rate	$1,710.22
5	Nursing Facility - Medicaid Only	$611.55
6	Nursing Facility - Dual Eligible	$179.87

☒ CHIP HMO PROGRAM

Capitation: See Attachment A, “HHSC Uniform Managed Care Contract Terms and Conditions,” Article 10, for a description of the Capitation Rate-setting methodology and the Capitation Payment requirements for the CHIP Program. The following Rate Cells and Capitation Rates will apply to Rate Period 6:

Service Area: DALLAS

	Rate Cell	Rate Period 6 Capitation Rates
1	< Age 1	$216.50
2	Ages 1 through 5	$110.20
3	Ages 6 through 14	$78.69
4	Ages 15 through 18	$106.54

Service Area: HARRIS

	Rate Cell	Rate Period 6 Capitation Rates
1	< Age 1	$237.92
2	Ages 1 through 5	$102.58
3	Ages 6 through 14	$74.56
4	Ages 15 through 18	$109.03

Service Area: NUECES

	Rate Cell	Rate Period 6 Capitation Rates
1	< Age 1	$146.81
2	Ages 1 through 5	$112.05
3	Ages 6 through 14	$65.48
4	Ages 15 through 18	$125.81

Service Area: TARRANT

	Rate Cell	Rate Period 6 Capitation Rates
1	< Age 1	$127.64
2	Ages 1 through 5	$103.89
3	Ages 6 through 14	$69.85
4	Ages 15 through 18	$89.50

Delivery Supplemental Payment: See Attachment A, “HHSC Uniform Managed Care Contract Terms and Conditions,” Article 10, for a description of the methodology for establishing the Delivery Supplemental Payment for the CHIP Program. The CHIP Delivery Supplemental Payment is $3,100.00 for all Service Areas.

☒ CHIP Perinatal Program

Capitation: See Attachment A, “HHSC Uniform Managed Care Contract Terms and Conditions,” Article 10, for a description of the Capitation Rate-setting methodology and the Capitation Payment requirements for the CHIP Perinatal Program.

Service Area: TARRANT

	Rate Cell	Rate Period 6 Capitation Rates
1	Perinate Newborn 0% to 185%	$275.32
2	Perinate Newborn Above 185% to 200%	$674.81
3	Perinate 0% to 185%	$412.74
4	Perinate Above 185% to 200%	$351.53

Delivery Supplemental Payment: See Attachment A, “HHSC Uniform Managed Care Contract Terms and Conditions,” Article 10, for a description of the methodology for establishing the Delivery Supplemental Payment for the CHIP Perinatal Program. The CHIP Perinatal Delivery Supplemental Payment is $3,100.00 for Perinates between 186% and 200% of the Federal Poverty Level for all Service Areas.

Part 9: Contract Attachments:

Modifications to Part 9 of the HHSC Managed Care Contract document, “Contract Attachments,” are italicized below:

A: HHSC Uniform Managed Care Contract Terms & Conditions – Version 1.18 is replaced with Version 1.19

B: Scope of Work/Performance Measures – Version 1.18 is replaced with Version 1.19 for all attachments, except if noted.

B-1: HHSC RFP 529-04-272, Sections 6-9

B-2: Covered Services

B-2.1 STAR+PLUS Covered Services

B-2.2 CHIP Perinatal Program Covered Services

B-3: Value-added Services

B-3.1 STAR+PLUS Value-added Services

B-3.2 CHIP Perinatal Program Value-added Services

B-4: Performance Improvement Goals

B-4.1 SFY 2008 Performance Improvement Goals

B-5: Deliverables/Liquidated Damages Matrix

B-6: Map of Counties with STAR and CHIP HMO Program Service Areas

B-6.1 STAR+PLUS Service Areas

B-6.2 CHIP Perinatal Program Service Areas

B-7: STAR+PLUS Attendant Care Enhanced Payment Methodology

C: HMO’s Proposal and Related Documents

C-1:	HMO’s Proposal

C-2:	HMO Supplemental Responses

C-3:	Agreed Modifications to HMO’s Proposal

Part 10: Special Provision for Nueces Service Area

Attachment A, Section 10.04 is amended to include sub-part (b) as follows:

(b) In addition to the reasons set forth in Section 10.04(a), the Parties expressly understand and agree that HHSC may, at any time, unilaterally adjust the Rate Period 2 STAR Program Capitation Rates for the Nueces Service Area. HHSC is entitled to unilaterally adjust such rates, prospectively and/or retrospectively, if it determines that: (1) the cumulative Rate Period 2 Encounter Data for all HMOs in the Nueces Service Area does not support the Capitation Rates; or (2) economic factors in the Nueces Service Area significantly and measurably impact providers or the delivery of Covered Services to Members. For adjustments made pursuant to this Section 10.04(b), HHSC will provide written notice at least ten (10) Business Days before: (1) the effective date of a prospective adjustment; (2) offsetting Capitation Payments to recover retrospective adjustments. Any adjustments to the Rate Period 2 Capitation Rates must meet the actuarial soundness requirements of Attachment A, Section 10.03, “Certification of Capitation Rates.”

Part 11: Signatures:

The Parties have executed this Contract Amendment in their capacities as stated below with authority to bind their organizations on the dates set forth by their signatures. By signing this Amendment, the Parties expressly understand and agree that this Amendment is hereby made part of the Contract as though it were set out word for word in the Contract.

Texas Health and Human Services Commission		Amerigroup Texas, Inc.

Billy R. Millwee, Deputy Executive Commissioner for Health Services Operations		By: Title:	Aileen McCormick President and CEO

Date:	12/9/2011	Date:	11/29/11